Exhibit 10.3
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.
[                    ] Warrants
REGEN BIOLOGICS, INC.
WARRANT CERTIFICATE
Warrant to Purchase
Common Stock
Date of Issue: November 30, 2006
          This warrant certificate (“Warrant Certificate”) certifies that for value received                      or registered assigns (the “Holder”) is the owner of the warrant specified above (the “Warrant”), which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (hereinafter defined) up to                      fully paid and non-assessable shares of Common Stock, $0.01 par value (“Common Stock”), of ReGen Biologics, Inc., a Delaware corporation (the “Company”), at the Exercise Price (as defined herein).
     1. Warrant; Exercise Price
     This Warrant shall entitle the Holder to purchase up to                                shares of Common Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $0.555 per share of Common Stock, subject to adjustment as hereinafter provided (as may be adjusted from time to time, the “Exercise Price”). The Exercise Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Article 6.

     2. Exercise; Expiration Date
     2.1 This Warrant is exercisable, at the option of the Holder, at any time or times after issuance and on or before the Expiration Date (as hereinafter defined), upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the product of the Exercise Price times the number of shares of Common Stock to be acquired. Payment of the Exercise Price for the Warrant Shares (as hereinafter defined) shall be in lawful money of the United States of America, paid by wired transfer or cashier’s check drawn on a United States bank or pursuant to the terms of Section 9. In the case of exercise of the Warrant for less than all the Warrant Shares (as hereinafter defined) represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant Shares (as hereinafter defined).
     2.2 The term “Expiration Date” shall mean 5:00 p.m. New York time on November 30, 2011 or if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following date which in the State of New York is not a holiday or a day on which banks are authorized to close.
     3. Registration and Transfer on Company Books
     3.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the shares of Common Stock issued upon exercise of the Warrants.
     3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the shares of Common Stock issued upon exercise of the Warrants, the Company may deem and treat the registered Holder as the absolute owner thereof.
     3.3 Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof (the “Warrant Shares”) have been registered under the Securities Act of 1933, as amended (the “Act”). The Company will not transfer this Warrant or issue or transfer the Warrant Shares unless (i) there is an effective registration covering such Warrant or Warrant Shares, as the case may be, under the Act and applicable states securities laws, (ii) it first receives a letter from an attorney, acceptable to the Company’s board of directors or its agents, stating that in the opinion of the attorney the proposed issue or transfer is exempt from registration under the Act and under all applicable state securities laws, or (iii) the transfer is made pursuant to Rule 144 under the Act. Subject to the foregoing, this Warrant Certificate, the Warrant represented hereby, and the Warrant Shares, may be sold, assigned or otherwise transferred voluntarily by the Holder to officers or directors of the Holder, to members of such persons’ immediate families, or to the Holder’s parent or subsidiary corporations. The Company shall register upon its books any permitted transfer of a Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant

Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates representing in the aggregate the number of Warrant Shares evidenced by the Warrant Certificate surrendered.
     4. Reservation of Shares
     The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of the entire Warrant. The Company covenants that all Warrant Shares shall be duly and validly issued and, upon payment for such shares as set forth herein, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.
     5. Loss or Mutilation
     Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing the number of Warrant Shares evidenced by the lost, stolen, destroyed or mutilated Warrant Certificate.
     6. Adjustments of Exercise Price and Shares
     6.1 In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares or other property as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Warrant Shares subject to this Warrant or the Exercise Price provided herein.
     6.2 If at any time or from time to time the holders of all of the shares of Common Stock of the Company (or the holders of all of the shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall, as a class, have received or become entitled to receive, without payment therefor:

(i)	Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in Section 6.1 above),

(ii)	any cash paid or payable otherwise than as a cash dividend; or

(iii)	Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 6.1 above), then, and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.
     6.3 Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.
     7. Conversion
     7.1 In lieu of exercise of any portion of the Warrant as provided in Section 2.1 hereof,the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of Warrants to be so converted, (b) the number of shares of Common Stock then issuable upon the exercise of each Warrant and (c) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 8.2) with respect to the date of conversion over (ii) the Exercise Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.
     7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so many thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant Certificate.
     8. Fractional Shares and Warrants; Determination of Market Price Per Share
     8.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising the entire Warrant then owned by the Holder. In such event, the Company shall, upon the exercise of the Warrant, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Exercise Price for the entire Warrant and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 8.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.
     8.2 As used herein, the “Market Price Per Share” with respect to any date shall mean the average closing price per share of Company’s Common Stock for the ten (10) trading days immediately preceding such date during which the Common Stock has traded. The closing price for each such day shall be the closing sale price or, in case no such sale takes place on such day, the closing price on the last trading day, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading, the last sale price, or in case no sale takes place on any such day, the average of the high and low sales prices of the Common Stock on the Over-the-Counter Bulletin Board (“OTCBB”) or any comparable system, or if the Common Stock is not reported on OTCBB, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then “Market Price Per Share” shall be equal to the fair market value of the Company’s Common Stock as determined in good faith by the Board of Directors of the Company.
     9. Notices.
     All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

if to the Company to:
ReGen Biologics, Inc.
509 Commerce Street
Franklin Lakes, NJ 07417
Attention: Brion D. Umidi
Telecopy: 201.651.5141
with a copy to:
Pillsbury Winthrop Shaw Pittman LLP
1650 Tysons Boulevard
McLean, VA 22102
Attention: David C. Main, Esq.
Telecopy: 703.770.7901
if to the Holder to the address set forth on the books of the Company.
     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.
     10. Governing Law
          This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this                      day of November, 2006
REGEN BIOLOGICS, INC.

By:
Name: Brion D. Umidi
Title: Senior Vice President and Chief
Financial Officer
     Attest:

Name:
Title:

EXHIBIT A
NOTICE OF EXERCISE

To:	ReGen Biologics, Inc.
	509 Commerce Street	, 20___
Franklin Lakes, NJ 07417
     The undersigned hereby irrevocably elects to purchase, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise,                     ___Warrant Shares of the total number of Warrant Shares issuable to the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of $                     in payment in full of the aggregate Exercise Price of such shares.
     Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

Name of Holder

Signature

Address:

EXHIBIT B
NOTICE OF CONVERSION

To:	ReGen Biologics, Inc.
	509 Commerce Street	, 20___
Franklin Lakes, NJ 07417
     The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion,                      Warrant Shares of the total number of Warrant Shares issuable to the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the “Shares”).
     The number of Shares to be received by the undersigned, calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate, is                     .

     Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

Name of Holder

Signature

Address: